IMS – CFST I

Schedule A

Effective as of July 1, 2015

The following fund shall not pay the Investment Manager a direct fee for services rendered hereunder:

•	Columbia Intermediary Alternatives Fund (Effective June 1, 2016, this Agreement is amended and restated with respect to the Fund by a management agreement dated as of October 1, 2015 by and among Columbia Funds Series Trust I and the Investment Manager (the Management Agreement)

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date
Active Portfolios Multi-Manager Alternative Strategies Fund(2)	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000	1.020 0.975 0.950 0.930 0.900	% % % % %	Schedule A effective date: March 14, 2012 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015

Active Portfolios Multi-Manager Core Plus Bond Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.430 0.420 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	Schedule A effective date: March 14, 2012 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

Active Portfolios Multi-Manager Growth Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	Schedule A effective date: March 14, 2012 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of August 1, 2015

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date
Active Portfolios Multi-Manager Small Cap Equity Fund	$0 - $250 >$250 - $500 >$500	0.900 0.850 0.800	% % %	Schedule A effective date: March 14, 2012 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

Columbia Adaptive Alternatives Fund(2)	All	1.25%		Schedule A effective date: December 19, 2014 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016

Columbia AMT-Free Intermediate Muni Bond Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $9,000 >$9,000 - $10,000 >$10,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.410 0.385 0.360 0.335 0.310 0.300 0.290 0.280 0.260 0.250	% % % % % % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date

Columbia AMT-Free New York Intermediate Muni Bond Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016

Columbia AMT-Free Oregon Intermediate Muni Bond Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	Schedule A effective date: July 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of November 1, 2015

Columbia Balanced Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.660 0.615 0.570 0.520 0.510 0.490	% % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

Columbia Bond Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.430 0.420 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of September 1, 2015

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date
Columbia California Tax-Exempt Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016

Columbia Contrarian Core Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

Columbia Corporate Income Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.430 0.420 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	Schedule A effective date: July 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of September 1, 2015

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date

Columbia Diversified Absolute Return Fund(2)	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000	1.10 1.055 1.03 1.01 0.98	% % % % %	Schedule A effective date: December 19, 2014 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015

Columbia Dividend Income Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.660 0.615 0.570 0.520 0.510 0.490	% % % % % %	Schedule A effective date: July 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015

Columbia Emerging Markets Fund	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 $3,000 - $6,000 >$6,000	1.100 1.080 1.060 1.040 0.800 0.750 0.710 0.660	% % % % % % % %	Schedule A effective date: March 16, 2013 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date
Columbia Global Dividend Opportunity Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

Columbia Global Energy and Natural Resources Fund	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.690 0.620 0.570 0.560 0.540	% % % % %	Schedule A effective date: May 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

Columbia Global Inflation-Linked Bond Plus Fund	All	0.620%		Schedule A effective date: March 10, 2014 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015

Columbia Global Technology Fund	$0 - $500 >$500 - $1,000 >$1,000	0.870 0.820 0.770	% % %	Schedule A effective date: May 1, 2010 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015

Columbia High Yield Municipal Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.470 0.445 0.420 0.395 0.370 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	Schedule A effective date: July 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date

Columbia Intermediate Bond Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.430 0.420 0.400 0.380 0.365 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of September 1, 2015

Columbia Large Cap Growth Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	Schedule A effective date: April 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015

Columbia Mid Cap Growth Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500	0.760 0.715 0.670 0.620	% % % %	Schedule A effective date: April 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date

Columbia Multi-Asset Income Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.600 0.570 0.560 0.550 0.530 0.505 0.480	% % % % % % %	Schedule A effective date: March 4, 2015 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of September 1, 2015

Columbia New York Tax-Exempt Fund	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500	0.400 0.350 0.320 0.290 0.280 0.270	% % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016

Columbia Pacific/Asia Fund	$0 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.870 0.800 0.750 0.710 0.660	% % % % %	Schedule A effective date: July 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of August 1, 2015

Columbia Real Estate Equity Fund	$0 - $1,000 >$1,000 - $1,500 >$1,500	0.690 0.670 0.620	% % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of May 1, 2016

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date
Columbia Select Large Cap Growth Fund	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000	0.710 0.665 0.620 0.570 0.560 0.540	% % % % % %	July 1, 2011 Schedule A effective date: July 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of August 1, 2015

Columbia Small Cap Core Fund	$0 - $500 >$500 - $1,000 >$1,000	0.790 0.745 0.700	% % %	Schedule A effective date: July 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

Columbia Small Cap Growth Fund I	$0 - $500 >$500 - $1,000 >$1,000	0.790 0.745 0.700	% % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of January 1, 2016

Columbia Small Cap Value Fund I	$0 - $500 >$500 - $1,000 >$1,000	0.790 0.745 0.700	% % %	Schedule A effective date: April 30, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of September 1, 2015

Columbia Strategic Income Fund	$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

		0.530 0.525 0.515 0.495 0.480 0.455 0.440 0.431 0.419 0.409 0.393 0.374 0.353	% % % % % % % % % % % % %	Schedule A effective date: May 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of March 1, 2016

IMS – CFST I

Fund	Assets (in Millions)	Rate of Fee(1)		Effective Date of Fee Rate / Agreement Restatement Date

Columbia Tax-Exempt Fund	$0 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $9,000 >$9,000 - $10,000 >$10,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.410 0.385 0.360 0.335 0.310 0.300 0.290 0.280 0.260 0.250	% % % % % % % % % %	Schedule A effective date: March 1, 2011 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015

Columbia U.S. Social Bond Fund	All Assets	0.500%		Schedule A effective date: March 4, 2015 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of December 1, 2015

Columbia U.S. Treasury Index Fund	All Assets	0.100%		Schedule A effective date: May 1, 2010 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of September 1, 2015

Columbia Value and Restructuring Fund	$0 - $3,000 >$3,000 - $6,000 >$6,000	0.690 0.560 0.540	% % %	Schedule A effective date: August 1, 2012 Agreement amended and restated with respect to the Fund by the Management Agreement effective as of July 1, 2015

(1)	Annual rates based on a percentage of the Fund’s average daily net assets.
(2)	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any investment management service fees paid to the Investment Manager by any Subsidiaries under separate investment management services agreements with the Subsidiaries.

IMS – CFST I

Fee Schedule for Columbia Adaptive Risk Allocation Fund

(Schedule A effective date: June 18, 2012; Agreement amended and restated with respect to the Fund by the Management Agreement effective as of October 1, 2015):

Category of Portfolio Investment	Assets (in Millions)	Rate of Fee (1)

Category 1: Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager	N/A	0.00%

Category 2: Assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates	All	0.10%

Category 3: Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management services fee to the Investment Manager, third party closed-end funds, derivatives and individual securities

	$0 - $500 >$500 - $1,000 >$1,000 - $1,5000 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	0.70 0.69 0.68 0.67 0.65 0.625 0.60	% % % % % % %

Fee Schedule for Columbia Diversified Real Return Fund Effective March 10, 2014

(Schedule A effective date: March 10, 2014; Agreement amended and restated with respect to the Fund by the Management Agreement effective as of June 1, 2016):

Category of Portfolio Investment	Assets (in Millions)	Rate of Fee (1)

Category 1: Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager	N/A	0.00%

Category 2: Assets invested in exchange traded funds and mutual funds that are not management by the Investment Manager or its affiliates. Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management services fee to the Investment Manager, third party closed-end funds, derivatives and individual securities	All	0.70%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets. In no event shall the advisory fee be negative (even if the portfolio investments in a particular category have a negative net value).

IMS – CFST I

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of June 10, 2015.

COLUMBIA FUNDS SERIES TRUST I

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer